UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): May 7, 2025

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2025, Willis Asset Management Limited (“WAML”), a wholly-owned subsidiary of Willis Lease Finance Corporation (“WLFC”) entered into a Share Purchase Agreement (the “SPA”), by and between WAML and Willis Mitsui & Co Engine Support Limited (“WMES”), the Irish incorporated engine and aircraft leasing joint venture between WLFC and Mitsui & Co., Ltd. (“Mitsui”). Each of WLFC and Mitsui holds a 50% interest in WMES. Pursuant to the SPA, WAML has agreed to sell the entire issued share capital of Bridgend Asset Management Limited (“BAML”), a United Kingdom-based aviation consultancy business, to WMES for a total purchase price of $45.0 million subject to certain working capital adjustments. The sale of the issued share capital of BAML to WMES is subject to the satisfaction of certain closing conditions as set forth in the SPA. The closing of the transaction will occur on the first calendar day of the month immediately following the month in which the closing conditions were satisfied or waived; provided, that if there is less than five business days between those two dates, the closing shall occur on the first calendar day of the subsequent calendar month.

The foregoing description of the SPA is qualified in its entirety by reference to the definitive agreement, which will be filed as an exhibit to WLFC’s Quarterly Report on Form 10-Q for the period ending June 30, 2025.

Item 9.01 Financial Statements & Exhibits.

Exhibit No.	Description
99.1	News Release issued by Willis Lease Finance Corporation dated May 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: May 8, 2025

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Executive Vice President and Chief Financial Officer

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